EXHIBIT 10.1

NON-REDEMPTION AGREEMENT AND ASSIGNMENT OF ECONOMIC INTEREST

This Non-Redemption Agreement and Assignment of Economic Interest (this “Agreement”) is entered as of [   ], 2024 by and among Battery Future Acquisition Corp., a Cayman Islands exempted company (“BFAC” or the “Company”), ___________ (the “Insider”), and the undersigned investor[s] ([collectively, ]the “Investor”).

RECITALS

WHEREAS, the Insider currently holds BFAC Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”);

WHEREAS, BFAC expects to hold an extraordinary general meeting of shareholders (as adjourned or postponed from time to time, the “Meeting”) for the purpose of approving, among other proposals, an amendment to BFAC’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to, extend the date by which BFAC must consummate an initial business combination (the “Initial Business Combination”) to June 17, 2025 (the “Extension” and together with all other proposals brought at the Meeting, the “Proposals”);

WHEREAS, the Charter provides that a shareholder of BFAC may elect to redeem its Class A ordinary shares, par value $0.0001 per share, initially sold as part of the units in BFAC’s initial public offering (whether they were purchased in BFAC’s initial public offering or thereafter in the open market, the “Public Shares” and together with the Founder Shares, the “Ordinary Shares”) in connection with the proposal to amend the Charter to effectuate the Extension upon the terms and subject to the conditions set forth in the Charter (“Redemption Rights”);

WHEREAS, Investor is willing to not exercise its Redemption Rights in connection with the Extension, or to validly rescind any previously submitted redemption demand, of certain of the Public Shares held by such Investor upon the terms set forth herein; and

WHEREAS, subject to the terms and conditions of this Agreement, the Insider desires to transfer to the Investor, and the Investor desires to acquire from the Insider, that number of Founder Shares set forth opposite such Investor’s name on Exhibit A (the “Assigned Securities”), to be transferred to the Investor simultaneously with BFAC’s completion of its Initial Business Combination, and, prior to the transfer of the Assigned Securities to the Investor, the Insider desires to assign the economic benefits of the Assigned Securities to the Investor.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor, the Company and the Insider hereby agree as follows:

1. Terms of Transfer.

1.1. Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 PM, New York time, on the date of the Meeting, the Investor holds the Investor Shares (as defined below), (b) the Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to all of the Investor Shares in connection with the Meeting, and (c) the Proposals are approved at the Meeting and implemented by the Company, then the Insider hereby agrees to assign to the Investor for no additional consideration the Assigned Securities set forth on Exhibit A, and the Insider further agrees to assign to the Investor the Economic Interest (as defined below) associated with the Assigned Securities that the Insider has agreed to assign to the Investor. “Investor Shares” shall mean an amount of the Public Shares equal to the lesser of (i) [  ] Public Shares, and (ii) 9.99% of the Public Shares outstanding after the Extension and the events occurring substantially concurrent therewith, including the redemptions of Class A ordinary shares, including those Public Shares subject to non-redemption agreements with other BFAC shareholders similar to this Agreement on or about the date of the Meeting; provided, however, that if the number of Investor Shares is less than [  ], the number of Assigned Securities shall be reduced proportionately.

1.2. The Insider and the Investor hereby agree that the assignment of the Assigned Securities shall be subject to the conditions that (i) the Initial Business Combination is consummated; and (ii) the Investor (or its permitted transferees (as provided by Section 9 of that certain Letter Agreement, dated December 14, 2021, entered into by BFAC in connection with its initial public offering (as amended and as it exists on the date hereof, the “Letter Agreement”)) executes a joinder to the Letter Agreement set forth as Exhibit B to this Agreement. The Company and the Insider acknowledge and agree that the voting, Trust Account (as defined in the Letter Agreement) and liquidating distribution restrictions contained in the Letter Agreement (or any other restrictions contained therein) shall only apply to the Assigned Securities and not any Public Shares (including the Investor Shares), and that the obligations with respect to the “Ordinary Shares” referenced in Sections 1 and 2 of the Letter Agreement shall not apply to or restrict Investor, other than with respect to the Assigned Securities (the “Carve-Out”).

Upon the satisfaction of the foregoing conditions, as applicable, the Insider shall transfer the Assigned Securities to the Investor (or its permitted transferees as provided by Section 9 of that certain Letter Agreement) promptly following the closing of the Initial Business Combination (and in any event no later than two (2) business days after the satisfaction of the foregoing conditions) free and clear of any liens or other encumbrances, other than pursuant to Section 9 of the Letter Agreement (but subject to the Carve-Out), restrictions on transfer imposed by the securities laws, and any other agreement relating to the Founder Shares entered into in connection with the Initial Business Combination (which shall be no less favorable or more restrictive than what is agreed to by the Insider). The Insider and BFAC covenant and agree to facilitate such transfer to the Investor (or its permitted transferees as provided by Section 9 of that certain Letter Agreement) in accordance with the foregoing.

1.3. Adjustment to Share Amounts. If at any time prior to the consummation of an Initial Business Combination, the number of outstanding Founder Shares is increased or decreased by a consolidation, combination, split or reclassification of the Founder Shares or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Founder Shares. The foregoing shall not apply to (i) any increase or decrease in the number of authorized Founder Shares or (ii) a reclassification of the share capital of BFAC, in each case in connection with the closing of the Initial Business Combination.

1.4. Merger or Reorganization, etc. If prior to the assignment of the Assigned Shares to the Investor there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving BFAC in which its Ordinary Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of Ordinary Shares, the Insider shall transfer, with respect to each Founder Share to be transferred hereunder, promptly after and upon the Insider’s receipt thereof, the kind and amount of securities, cash or other property into which such Assigned Securities converted or were exchanged.

1.5. Forfeitures, Transfers, etc. The Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason on the Assigned Securities. Insider acknowledges and agrees that any earn-outs, forfeitures, transfers, restrictions, amendments or arrangements that may be imposed on the Founder Shares held by the Insider shall not apply to the Assigned Securities and the terms and conditions applicable to the Assigned Securities and the Economic Interest shall not be changed or the number reduced as a result of any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements.

1.6. Delivery of Shares; Other Documents. At the time of the transfer of Assigned Securities hereunder, the Insider shall deliver the Assigned Securities to the Investor by transfer of book-entry shares effected through BFAC’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

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1.7. Assignment of Registration Rights. Concurrent with the transfer of Assigned Securities to the Investor under this Agreement, the Insider shall assign all of its rights, duties and obligations to the Investor with respect to the Assigned Securities under that certain Registration Rights Agreement, dated December 14, 2021, by and among BFAC and the other parties thereto (as it exists on the date of the Agreement, the “Registration Rights Agreement”), and hereby represents and confirms to the Investor that, upon the Investor’s receipt of the Assigned Securities and compliance with the last sentence of this Section 1.7, (i) the Investor shall become a “Holder” under the Registration Rights Agreement and (ii) the Assigned Securities shall be “Registrable Securities” under the Registration Rights Agreement. This Agreement constitutes the Insider’s written notice to BFAC of such assignment in accordance with the Registration Rights Agreement (if required). The Investor shall execute a Joinder (as defined below) set forth as Exhibit B to this Agreement contemporaneously with the closing of the Initial Business Combination and transfer of the Assigned Securities from the Insider to the Investor, pursuant to which, Investor will be bound by the terms and provisions of the Registration Rights Agreement as a “Holder” thereunder with respect to the Assigned Securities (upon acquisition thereof) as “Registrable Securities” thereunder.

1.8. Joinder to Letter Agreement and Registration Rights Agreement. In connection with the transfer of the Assigned Securities to the Investor, the Investor shall execute a joinder to the Letter Agreement and the Registration Rights Agreement in substantially the form attached here to as Exhibit B (the “Joinder”) pursuant to which the Investor shall agree with BFAC, in accordance with Section 9 of the Letter Agreement, to be bound by the transfer restrictions set forth in, and to be subject to, solely Section 9 of the Letter Agreement (but subject to the Carve-Out), solely with respect to the Assigned Securities and to be bound by the terms and provisions of the Registration Rights Agreement as a “Holder” thereunder with respect to the Assigned Securities (upon acquisition thereof) as “Registrable Securities” thereunder and BFAC hereby agrees to execute the Joinder contemporaneously with the closing of the Initial Business Combination and transfer of the Assigned Securities from the Insider to the Investor. Notwithstanding anything in this Agreement or the Joinder to the contrary, the Investor shall be released with respect to the Assigned Securities from any transfer or lock-up restrictions under the Letter Agreement or the Registration Rights Agreement to the same proportional extent as the Insider is released from such restrictions with respect to its remaining Founder Shares.

1.9. Termination. This Agreement and each of the obligations of the undersigned shall terminate on the earlier of (a) the failure of BFAC’s shareholders to approve the Proposals at the Meeting or the determination of the Company not to proceed to effect the Extension, (b) the fulfillment of all obligations of parties hereto, (c) the liquidation or dissolution of BFAC, (d) the mutual written agreement of the parties hereto; or (e) if the Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investor Shares are actually redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Insider’s obligation to transfer the Assigned Securities or assign the Economic Interest to the Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2, Section 1.7, and Section 1.8 hereof and (ii) the Investor Shares not being redeemed in connection with the Meeting.

2. Assignment of Economic Interest.

2.1. Upon satisfaction of the conditions set forth in Section 1.1, the Insider hereby assigns to the Investor all of its economic right, economic title and economic interest in and to that number of Assigned Securities set forth on Exhibit A (the “Economic Interest”), subject to adjustment as set forth in Section 2.2. The Economic Interest represents the Insider’s right to receive dividends and other distributions with respect to that number of Assigned Securities set forth on Exhibit A represented by the Founder Shares held directly by the Insider.

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2.2. The Investor acknowledges and agrees that it is not a member of the Insider, it has no right to vote on matters of the Insider as a result of the Assigned Securities or Economic Interest, or to vote with respect to any Assigned Securities, and it has no right to vote Assigned Securities prior to transfer of any such shares to the Investor pursuant to this Agreement.

2.3. The Investor acknowledges and agrees that if it has a right pursuant to its Economic Interest to receive any dividends or other distributions paid in Ordinary Shares or other non-cash property, the Insider shall transfer all of its right, title and interest in such dividends or distributions concurrently with the transfer of the Assigned Securities to the Investor pursuant to Section 1.

2.4. If the conditions to the transfer of the Founder Shares in Section 1 are not satisfied with respect to any Founder Shares, then the Investor shall automatically assign its Economic Interests in such Founder Shares back to the Insider, for no consideration.

3. Representations and Warranties of the Investor. The Investor represents and warrants to, and agrees with, the Insider that:

3.1. No Government Recommendation or Approval. The Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Assigned Securities.

3.2. Accredited Investor. The Investor is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”) or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

3.3. Intent. The Investor is acquiring the Assigned Securities solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and the Investor has no present arrangement to sell Assigned Securities to or through any person or entity except as may be permitted hereunder.

3.4. Restrictions on Transfer; Trust Account; Redemption Rights.

3.4.1. The Investor acknowledges and agrees that, prior to their transfer hereunder, the Assigned Securities are, and following any transfer to the Investor may continue to be, subject to the transfer restrictions and certain other restrictions as set forth in the Letter Agreement (but subject to the Carve-Out).

3.4.2. The Investor acknowledges and agrees that the Assigned Securities are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which the proceeds of BFAC’s initial public offering were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.

3.4.3. The Investor agrees only with BFAC, solely for the benefit of and, notwithstanding anything else herein, enforceable only by BFAC, to waive any right that it may have to elect to have BFAC redeem any Investor Shares and agrees not to redeem or otherwise exercise any right to redeem, the Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares, in each case, solely in connection with the Proposals. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit the Investor’s ability to redeem any Public Shares other than the Investor Shares, or to trade or redeem any Public Shares (other than the Investor Shares) in its discretion and at any time or trade or redeem any Investor Shares in its discretion and at any time after the date of the Meeting.

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3.4.4. The Investor acknowledges and understands that the Assigned Securities are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future the Investor decides to offer, resell, pledge or otherwise transfer Assigned Securities, such Assigned Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. The Investor agrees that, if any transfer of the Assigned Securities or any interest therein is proposed to be made (other than pursuant to an effective registration statement or Rule 144 under the Securities Act), as a condition precedent to any such transfer, the Investor may be required to deliver to BFAC an opinion of counsel (including internal counsel) satisfactory to BFAC that registration is not required with respect to the Assigned Securities to be transferred. Absent registration or another available exemption from registration, the Investor agrees it will not transfer the Assigned Securities.

3.4.5. The Investor hereby agrees only with BFAC, solely for the benefit of and, notwithstanding anything else herein, enforceable only by BFAC, that it shall ensure that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will allow the Investor Shares held by the Investor to be lent out or rehypothecated prior to the conclusion of the Meeting and confirms that it has notified its prime brokers with respect to this requirement and has received assurances from such prime brokers.

3.5. Voting. The Investor agrees only with BFAC, solely for the benefit of and, notwithstanding anything else herein, enforceable only by BFAC, that it will vote all Ordinary Shares owned, as of the applicable record date, by it at the Meeting in favor of the Proposals and cause all such shares to be counted as present at the Meeting for purposes of establishing a quorum.

3.6. Sophisticated Investor. The Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Assigned Securities.

3.7. Risk of Loss. The Investor is aware that an investment in the Assigned Securities is highly speculative and subject to substantial risks. The Investor is cognizant of and understands the risks related to the acquisition of the Assigned Securities, including those restrictions described or provided for in this Agreement and the Letter Agreement pertaining to transferability. The Investor is able to bear the economic risk of its investment in the Assigned Securities for an indefinite period of time and able to sustain a complete loss of such investment.

3.8. Independent Investigation. The Investor has relied upon an independent investigation of BFAC and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Insider or any representatives or agents of the Insider, other than as set forth in this Agreement. The Investor is familiar with the business, operations and financial condition of BFAC and has had an opportunity to ask questions of, and receive answers from BFAC’s management concerning BFAC and the terms and conditions of the proposed sale of the Assigned Securities and has had full access to such other information concerning BFAC as the Investor has requested. The Investor confirms that all documents that it has requested have been made available and that the Investor has been supplied with all of the additional information concerning this investment which the Investor has requested.

3.9. Organization and Authority. If an entity, the Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Assigned Securities, enter into this Agreement and perform all the obligations required to be performed by the Investor hereunder.

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3.10. Non-U.S. Investor. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”)), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Assigned Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Assigned Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Assigned Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Assigned Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

3.11. Authority. This Agreement has been validly authorized, executed and delivered by the Investor, assuming due authorization, execution and delivery by the Company and the Insider, and is a valid and binding agreement of the Investor enforceable in accordance against the Investor with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.12. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Investor’s organizational documents, (ii) any agreement or instrument to which the Investor is a party or (iii) any law, statute, rule or regulation to which the Investor is subject, or any order, judgment or decree to which the Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent the Investor from fulfilling its obligations under this Agreement.

3.13. No Advice from the Insider. The Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the form of Letter Agreement with the Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Insider explicitly made in this Agreement, the Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Insider or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Insider, BFAC, the Assigned Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3.14. Reliance on Representations and Warranties. The Investor understands that the Assigned Securities are being offered and sold to the Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Insider is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth in this Agreement in order to determine the applicability of such provisions.

3.15. No General Solicitation. The Investor is not subscribing for Assigned Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.16. Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Investor in connection with the acquisition of the Assigned Securities nor is the Investor entitled to or will accept any such fee or commission.

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3.17. No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, the Investor has not made, does not hereby make and shall not be deemed to make any other express or implied representation or warranty with respect to the Investor, and the Investor disclaims any such representation or warranty. Except for the specific representations and warranties expressly made by the Insider in Section 4 of, and elsewhere in, this Agreement and in any certificate or agreement delivered pursuant hereto, the Investor specifically disclaims that it is relying upon any other representations or warranties that may have been made by the Insider.

4. Representations and Warranties of the Insider. The Insider represents and warrants to, and agrees with, the Investor that:

4.1. Power and Authority. The Insider is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of the State of Delaware and possesses all requisite limited liability company power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Insider hereunder, including the assignment, sale and transfer the Assigned Securities and the assignment of the Economic Interest.

4.2. Authority. All corporate action on the part of the Insider and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Insider required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Insider and (assuming due authorization, execution and delivery by the Investor) constitutes the Insider’s legal, valid and binding obligation, enforceable against the Insider in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

4.3. Title to Securities. The Insider is the record and beneficial owner of, and has good and marketable title to, the Assigned Securities and will, immediately prior to the transfer of the Assigned Securities to the Investor, be the record and beneficial owner of the Assigned Securities, in each case, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally and applicable securities laws). The Assigned Securities are duly authorized, validly issued, fully paid and non-assessable. The Assigned Securities to be transferred, when transferred to the Investor as provided herein, will be free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions under Section 9 of the Letter Agreement (but subject to the Carve-Out) and applicable securities laws).

4.4. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Insider of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the certificate of formation or the Limited Liability Company Agreement of Insider (as amended from time to time, the “Insider LLC Agreement”), (ii) any agreement or instrument to which the Insider is a party or by which it is bound (including the Letter Agreement and the Insider LLC Agreement) or (iii) any law, statute, rule or regulation to which the Insider is subject or any order, judgment or decree to which the Insider is subject. The Insider is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement, including the transfer of the Assigned Securities and assignment of the Economic Interest, in accordance with the terms hereof.

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4.5. No General Solicitation. The Insider has not offered the Assigned Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.6. Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Insider in connection with the sale of the Assigned Securities nor is the Insider entitled to or will accept any such fee or commission.

4.7. Transfer Restrictions. Until termination of this Agreement, the Insider agrees that if it transfers the Assigned Securities or any interest therein or right referencing or related thereto, that the person acquiring or receiving such right (the “Recipient”) to such Assigned Securities will acquire or receive such interest subject to the assignment of the economics to the Investor (which economics of the Investor shall be senior to those of the Recipient) and to the obligation to assign and transfer the Assigned Securities subject to this Agreement upon the satisfaction of the conditions set forth herein. The Insider shall inform the Recipient of the obligations under this Agreement and such restrictions will transfer with the Assigned Securities.

4.8. Reliance on Representations and Warranties. The Insider understands and acknowledges that the Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Insider set forth in this Agreement.

4.9. No Pending Actions. There is no action pending against the Insider or, to the Insider’s knowledge, threatened against the Insider or the Company, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Insider and/or the Company of its obligations under this Agreement.

4.10. No Other Representations and Warranties. Except for the specific representations and warranties expressly contained in this Section 4 and elsewhere in this agreement and in any certificate or agreement delivered pursuant hereto, the Insider has not made, does not hereby make and shall not be deemed to make any other express or implied representation or warranty with respect to the Insider, the Meeting, the Proposals or the assignment of Assigned Securities hereunder, and the Insider disclaims any such representation or warranty.

5. Excise Taxes. BFAC confirms that the per share price payable to shareholders exercising their Redemption Rights will not be reduced by payments required to be made by the Company, if any, under the Inflation Reduction Act of 2022.

6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

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7. Assignment; Entire Agreement; Amendment.

7.1. Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by either the Insider or the Investor to any person that is not an affiliate of such party shall require the prior written consent of the other party.

7.2. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

7.3. Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.4. Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

8. Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered, sent by email or other electronic transmission, provided that the sender does not receive a bounce-back reply of non-delivery, sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

9. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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10. Survival; Severability

10.1. Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

10.2. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

11. Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12. Disclosure; Waiver. In connection with the entry into this agreement, BFAC will file (to the extent that it has not already filed) a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting, to the extent not previously publicly disclosed, the material terms of this Agreement. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. BFAC agrees that the name of the Investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, rule, regulation or stock exchange rule. The Investor (i) acknowledges that the Insider may possess or have access to material non-public information which has not been communicated to the Investor; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Insider or any of BFAC’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential business combination involving BFAC, including without limitation, any claims arising under Rule 10-b(5) of the Exchange Act; and (iii) is aware that the Insider is relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in this Section 12, in connection with the transactions contemplated by this Agreement. BFAC shall, by 9:30 a.m., New York City time, on the first business day immediately following the date of the Meeting, issue one or more press releases or file with the United States Securities and Exchange Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby and any other material, nonpublic information that BFAC has provided to Investor at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document or the initial Form 8-K referred to in the first sentence of this Section 12, to BFAC’s knowledge, Investor shall not be in possession of any material, nonpublic information received from BFAC or any of its officers, directors or employees.

13. Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute the Investor and the Insider as, and the Insider acknowledges that the Investor and the Insider do not so constitute, a partnership, a limited partnership, a syndicate, an association, a joint venture or any other kind of entity, including but not limited to for the purpose of acquiring, holding, or disposing of securities of BFAC, or create a presumption that the Investor and the Insider are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Insider acknowledges that the Investor and the Insider are not acting in concert or as a group, and the Insider shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

14. Most Favored Nation. In the event the Insider or BFAC has entered into or enters one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting, the Insider and BFAC represent that the terms of such other agreements are not materially more favorable in the aggregate to such other investors thereunder than the terms of this Agreement are in respect of the Investor. For the avoidance of doubt, the Insider and BFAC hereby acknowledge and agree that a ratio of Investor Shares to Assigned Securities in any such other non-redemption agreement that is more favorable to any other investor party to such other agreement than such ratio in this Agreement is to Investor would be materially more favorable to such other investor. In the event that another investor is afforded any such more favorable terms than the Investor, the Insider shall promptly inform the Investor of such more favorable terms in writing, and the Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name:
Title:

COMPANY

BATTERY FUTURE ACQUISITION CORP.

By:
Name:
Title:

INSIDER:

CAMEL BAY LLC

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

11

Exhibit A

Investor	Assigned Securities / Economic Interest Assigned	Schedule of Assigned Securities / Economic Interest Assigned	Number of Public Shares to be Held as Investor Shares
Address:	[__________] Class B Ordinary Shares	[___] Class B Ordinary Shares for first 9 months of extension and [___] Class B Ordinary Shares each month used for next three months of extension	[__________] Class A Ordinary Shares

SSN/EIN:

Exhibit A-1

EXHIBIT B

FORM OF JOINDER

TO

LETTER AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

______, 2024_

Reference is made to that certain Non-Redemption Agreement and Assignment of Economic Interest, dated as of [    ], 2024 (the “Agreement”), by and among [    ] (“Investor”), Battery Future Acquisition Corp. (the “Company”) and Camel Bay LLC, a Delaware limited liability company (the “Insider”), pursuant to which Investor acquired securities of the Company from the Insider. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Investor hereby agrees, as of the date first set forth above, that Investor (i) shall become a party to that certain Letter Agreement, dated December 14, 2021, entered into by the Company and others in connection with the Company’s initial public offering (as amended and as it exists on the date of the Agreement, the “Letter Agreement”), in accordance with Section 9 of the Letter Agreement, and shall be bound by, and shall, subject to the acknowledgment below be subject to the transfer restrictions set forth under, solely Section 9 of the Letter Agreement solely with respect to its Assigned Securities; provided, however, that the Investor shall be permitted to transfer its Assigned Securities to its affiliates in accordance with Section 9 of the Letter Agreement and the Company acknowledges and agrees that the voting, Trust Account (as defined in the Letter Agreement) and liquidating distribution restrictions contained in the Letter Agreement (or any other restrictions contained therein) shall only apply to the Assigned Securities and not any Public Shares (including the Investor Shares), and that the obligations with respect to the “Ordinary Shares” referenced in Sections 1 and 2 of the Letter Agreement shall not apply to or restrict Investor, other than with respect to the Assigned Securities; and (ii) shall become a party to that certain Registration Rights Agreement, dated December 14, 2021, by and among the Company and the other signatories thereto (as amended and as it exists on the date of the Agreement, the “Registration Rights Agreement”), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Assigned Securities (together with any other equity security of the Company issued or issuable with respect to any such Assigned Securities by way of a share dividend or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein, in the Letter Agreement (to the extent applicable to Investor) and the Registration Rights Agreement is between the Company and Investor, solely, and not between and among Investor and the other shareholders of the Company signatory thereto.

Exhibit B-1

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

INVESTOR:

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

BATTERY FUTURE ACQUISITION CORP.

By:
Name:
Title:

Exhibit B-2